SUPPLEMENT DATED DECEMBER 21, 2007
TO DREYFUS FOUNDERS FUNDS, INC.
CLASS F PROSPECTUS DATED MAY 1, 2007
(as previously supplemented)

Dreyfus Founders International Equity Fund

Effective as of the close of business on December 20, 2007, Dreyfus Founders International Equity Fund (the “International Equity Fund”) completed a Plan of Reorganization into Dreyfus Premier International Equity Fund. As a result of the completion of this reorganization, the International Equity Fund has ceased to exist. Accordingly, the International Equity Fund is no longer being offered for sale to investors.